UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
COVANTA HOLDING CORPORATION

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Important Notice of Availability of Proxy Materials for the Annual Stockholder Meeting of
Covanta Holding Corporation
To Be Held On:
May 8, 2014 at 11:00 a.m.
Covanta Holding Corporation, 445 South Street, Morristown, New Jersey, 07960

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 04/24/14.
TO VIEW PROXY MATERIALS ONLINE: Please visit http://www.astproxyportal.com/ast/01602/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report to Stockholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1.   The Board of Directors recommend a vote “FOR” the election of the listed nominees as Directors for a term of one year.

NOMINEES:
David M. Barse
Ronald J. Broglio
Peter C.B. Bynoe
Linda J. Fisher
Joseph M. Holsten
Anthony J. Orlando
William C. Pate
Robert S. Silberman
Jean Smith
Samuel Zell

Please note that you cannot use this notice to vote by mail.

The Board of Directors recommends you vote “FOR” the following proposals:

2.   To ratify the appointment of Ernst & Young LLP as Covanta Holding Corporation’s independent registered public accountants for the 2014 fiscal year.

3.   To approve the Covanta Holding Corporation 2014 Equity Award Plan.

4.   Advisory vote to approve the compensation of Covanta Holding Corporation's named executive officers as disclosed in the proxy statement.

NOTE: Consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

YOUR VOTE IS IMPORTANT!